Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of eSavingsStore.com. Inc. (formerly Celtic Cross, Ltd), a Nevada corporation (the "Company"), on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, John McLane, President and CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

_______________________________

John McLane, President/CEO

Dated: April 16, 2007

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of eSavingsStore.com, Inc (formerly Celtic Cross, Ltd.) (the "Company") on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard Bouch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 15, 2007

/s/ Howard Bouch

Name: Howard Bouch

Title: Chief Financial Officer

Date:  April 16, 2007

A signed original of this written statement required by Section 906 has been provided to eSavingsStore.com, Inc. (formerly Celtic Cross, Ltd.), and will be retained by eSavingsStore.com, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.